Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Dell USA L.P.

One Dell Way

Round Rock, Texas 78682

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Dell USA L.P. on behalf of itself, Dell Inc., Dell Depositor L.L.C., and Dell Financial Services L.L.C. (together, the “Responsible Party” or “Company,” as the engaging party) and BofA Securities, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of a sample of collateral assets for the potential issuance of asset backed notes by Dell Equipment Finance Trust 2026-2 (the “Transaction”). The Company is responsible for the accuracy of certain attributes of a sample of collateral assets for the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 175 contracts (“Sample Receivables”), which we were instructed to select randomly from a pool of assets, which the Company represents is as of August 28, 2026 (the “Cutoff Date”) and is the Preliminary Contract ID File (as defined below) for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

www.pwc.com/us	PricewaterhouseCoopers LLP 655 New York Ave NW, Suite 1100 Washington, District Of Columbia 20001 (202) 414 1000

Report of Independent Accountants on Applying Agreed-Upon Procedures

Dell Equipment Finance Trust 2026-2

September 29, 2026

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	the existence of the assets or collateral securing such assets;

•

the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction, have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and

•	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	the reasonableness of any of the assumptions provided by the Responsible Party; and

•	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Dell Equipment Finance Trust 2026-2

September 29, 2026

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “re-computed” refers to a recalculation of one or more data elements using a prescribed methodology and the information provided.

Data, Information and Documents Provided

The Company provided the following data, information, and documents related to the Sample Receivables:

1.

An Excel data file provided by the Company, containing a list of contracts (the “Preliminary Contract ID File”), which the Company represented to be as of the Cutoff Date and is the expected preliminary collateral pool of assets for the Transaction.

2.	Access to an archived version of the Company’s Odessa system from September 10, 2026 through September 14, 2026, which the Company represents is as of the Cutoff Date (the “Receivable File”).

3.

An Excel data file containing certain data points for the Sample Receivables (the “Contract Detail File”), provided on September 9, 2026, which the Company represents is from the Company’s Odessa system as of the Cutoff Date.

Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For purposes of procedures 1 and 2 below, in the event that a file was not clear, data was missing, or there was a question with regard to information contained in the files relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions. Our findings as a result of performing the procedures are attached in Exhibit I.

1.	For each Sample Receivable, we compared the items listed below as set forth in the Contract Detail File to information contained in the Receivable File:

a.	Account number

b.	Name of lessee

c.	State of bill recipient

d.	Original term of receivable

Report of Independent Accountants on Applying Agreed-Upon Procedures

Dell Equipment Finance Trust 2026-2

September 29, 2026

e.	SIC code. As instructed by the Company, we did not perform this agreed-upon procedure relating to the SIC code if there was no SIC code provided in the Contract Detail File.

f.	Residual

g.	Contract remaining balance

h.	Receivable maturity date

i.	Next due date

j.	Aging bucket

k.	Delinquent amount

2.

For each Sample Receivable, we re-computed the following items using the methodologies provided by the Company and the data in the Receivable File, and compared our results to the respective amounts in the Contract Detail File:

a.	IRR/Yield

•	Using DFS IRR or Lessor Yield %, as shown in the Receivable File, we re-computed IRR/Yield as:

•	If DFS IRR is not zero, then DFS IRR divided by 1200, rounded to eleven decimal places.

•	Otherwise, Lessor Yield % divided by 1200, rounded to eleven decimal places.

For the purposes of this procedure, the value in the Contract Detail File and the result of our re-computation was rounded to six decimal places prior to our comparison.

b.	Rent now due

•	We re-computed Rent now due as the fixed term rent over the number of payments, each as shown in the Receivable File.

For the purposes of this procedure, the result of our re-computation was rounded to two decimal places prior to our comparison.

****

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction or the accuracy of certain attributes of a sample of collateral assets for the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Dell Equipment Finance Trust 2026-2

September 29, 2026

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

Washington, D.C.

September 29, 2026

Report of Independent Accountants on Applying Agreed-Upon Procedures

Dell Equipment Finance Trust 2026-2

September 29, 2026

Exhibit I

No exceptions were identified other than as noted in the table below:

Sample Receivable	Procedure	Contract Detail File Value	Receivable File Value
156	1e	5511	7538